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                                                                      Capital II
                                                                    Exhibit 24.1

                             FIRST MARYLAND BANCORP


                                POWER OF ATTORNEY


      Each of the undersigned persons, in his or her capacity as an officer or director, or both, of First Maryland Bancorp (the "Company"), hereby appoints Jeremiah E. Casey, Frank P. Bramble, Jerome W. Evans, David M. Cronin and Robert
F. Ray, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

      1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4 and, if necessary, a Registration Statement on Form S-3, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder (if applicable), of (i) up to $300,000,000 in aggregate liquidation amount of Subordinated Capital Income Securities ("Capital Securities") of First Maryland Capital II or another grantor trust to be formed by the Company (the "Trust"), which will be issued in exchange for the Subordinated Capital Income Securities issued or to be issued by the Trust in transactions exempt from registration under the Act, (ii) up to $310,000,000 in aggregate principal amount of the Company's Junior Subordinated Debentures (the "Subordinated Debentures"), to be issued in exchange for Junior Subordinated Debentures issued or to be issued by the Company in a transaction exempt from registration under the Act and (iii) the Company's Guarantee, which will be issued in exchange for a Guarantee issued or to be issued by the Company in a transaction exempt from registration under the Act;

      2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

      3. To take all such other action as any such attorney-in- fact, or his substitute, may deem necessary or desirable in order
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to effect and maintain the registration of the Capital Securities, the
Subordinated Debentures and the Guarantee; and

      4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


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      This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


JEREMIAH E. CASEY               January 28, 1997
----------------------------
Jeremiah E. Casey
Chairman of the Board and
Director


FRANK P. BRAMBLE                January 28, 1997
----------------------------
Frank P. Bramble
President, Chief Executive
Officer and Director


JEROME W. EVANS                 January 31, 1997
----------------------------
Jerome W. Evans
Executive Vice President and
Chief Financial Officer


ROBERT L. CARPENTER             January 28, 1997
----------------------------
Robert L. Carpenter
Senior Vice President and
Controller


BENJAMIN L. BROWN               January 28, 1997
----------------------------
Benjamin L. Brown
Director


J. OWEN COLE                    January 28, 1997
----------------------------
J. Owen Cole
Director


EDWARD A. CROOKE                January 28, 1997
----------------------------
Edward A. Crooke
Director


JOHN F. DEALY                   January 28, 1997
----------------------------
John F. Dealy
Director


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MATHIAS J. DEVITO               January 28, 1997
----------------------------
Mathias J. DeVito
Director


RHODA M. DORSEY                 January 28, 1997
----------------------------
Rhoda M. Dorsey
Director


                                January 28, 1997
----------------------------
Jerome W. Geckle
Director


FRANK A. GUNTHER, JR.           January 28, 1997
----------------------------
Frank A. Gunther, Jr.
Director


CURRAN W. HARVEY, JR.           January 28, 1997
----------------------------
Curran W. Harvey, Jr.
Director


MARGARET M. HECKLER             January 28, 1997
----------------------------
Margaret M. Heckler
Director


                                January ___, 1997
----------------------------
Kevin J. Kelly
Director


                                January ___, 1997
----------------------------
Henry J. Knott
Director


THOMAS P. MULCAHY               January 28, 1997
----------------------------
Thomas P. Mulcahy
Director


WILLIAM M. PASSANO, JR.         January 28, 1997
----------------------------
William M. Passano, Jr.
Director


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